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                                                                  Exhibit 10.20



                             SELLING AGENT AGREEMENT



                             As of October 28, 2002

The undersigned Selling Agent(s)

Gentlemen:

         AESP, Inc. (the "Company"), on the basis of the representations, warranties, covenants and conditions contained herein, hereby confirms the agreement made with respect to the retention of each of the undersigned selling agent(s) (the "Selling Agent") as an agent of the Company to assist the Company in finding qualified purchasers, pursuant to the terms of this Selling Agent Agreement (the "Agreement"), for up to an aggregate of 1,500,000 shares of the Company's Common Stock (the "Shares" or "Securities") on a "best efforts" basis (the "Offering"). The Securities are more particularly described in the Memorandum (as defined in paragraph 1(a) below), and it is anticipated that the Securities will not be registered under the Securities Act of 1933, as amended (the "Act").

         Each of the Company and the Selling Agent confirm the agreements made by it with respect to the sale of the Securities by the Selling Agent, as follow:

         1. Representations and Warranties of the Company.

         The Company represents and warrants to, and agrees with you, the Selling Agent, as of the date hereof, and as of each Closing Date and until the last Closing date (which is hereinafter defined in paragraph 10 of this Agreement) that, to the best of the Company's knowledge, after reasonably diligent inquiry:

         (a) A Confidential Summary Private Offering Memorandum, including all supplements, exhibits attached thereto (collectively, the "Memorandum"), relating to the private offering of the Securities, has been prepared by the Company in order to consummate the Offering pursuant to an exemption contained in, the Act, and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") promulgated thereunder.

         (b) As of the effective date of the Memorandum ("Effective Date") and at all times subsequent thereto until the last Closing Date, neither the Memorandum nor any supplement or amendment thereto will include any untrue statement of a material fact or omit to state any material fact necessary to make statements therein, in light of the context in which they were made, not misleading; provided, however, that the Company makes no representations, warranties or agreement as to information contained in or omitted from the Memorandum in reliance upon, and in conformity with, written information furnished to the Company by the Selling Agent specifically for use in the Memorandum.
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         (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Memorandum, and is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which the nature of its business or the character or location of its properties requires such qualification, except where failure to so qualify will not materially affect the Company's business, properties or financial condition.

         (d) The authorized, issued and outstanding securities of the Company as of the Effective Date and each Closing Date of the Offering is as set forth in the Memorandum; to the best of the Company's knowledge, all of the issued and outstanding securities of the Company have been duly authorized, validly issued, fully paid, and non-assessable; the issuances and sales of all such securities complied in all material respects with applicable Federal and state securities laws; the holders thereof have no rights of rescission against the Company with respect thereto, and are not subject to personal liability by reason of being such holders; none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; except as set forth in the Memorandum, no options, warrants or other rights to purchase, agreements or other obligations to issue, or agreements or other rights to convert any obligation into, any securities of the Company have been granted or entered into by the Company; and all of the securities of the Company, issued and to be issued as set forth in the Memorandum, conform to all statements relating thereto contained in the Memorandum.

         (e) The Securities are duly authorized, and when issued and delivered pursuant to this Agreement, will be duly authorized, validly issued, fully paid, and no personal liability will attach to the ownership thereof.

         (f) This Agreement has been duly and validly authorized, executed and delivered by the Company, and assuming due execution of this Agreement by the Selling Agent, will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally or as to limitations on the enforceability of indemnification provisions by reason of public policy. The Company has full power and authority to authorize, issue and sell the Securities on, and subject to, the terms and conditions set forth in the Memorandum, and no consent, approval, authorization or order of any governmental authority is required in connection with such authorization, execution and delivery, except such as may be required under the Act or state securities laws.

         (g) Except as described in the Memorandum, the Company is not in material violation, breach of or default under, and consummation of the transactions herein contemplated and the fulfillment of the terms of this Agreement will not conflict with, or result in a breach of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of the terms of any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject, nor will such action result in any material violation of the provisions of the articles of incorporation or by-laws of the Company, as amended, or any

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statute or any order, rule or regulation applicable to the Company of any court or of any regulatory authority or other governmental body having jurisdiction over the Company.

         (h) Subject to the qualifications stated in the Memorandum, the Company has good and marketable title to all properties and assets described in the Memorandum as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are set forth in the Memorandum or are not material to the business, financial condition or results of operations of the Company; all of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee as described in the Memorandum are in full force and effect, and, except as described in the Memorandum, the Company is not in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and to the knowledge of the Company no claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee, or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease except as described or referred to in the Memorandum; and the Company owns or leases all such properties described in the Memorandum as are necessary to its operations as now conducted and, except as otherwise stated in the Memorandum, as proposed to be conducted as set forth in the Memorandum.

         (i) The financial statements and schedules, together with related notes, set forth or incorporated by reference in the Memorandum or contained in the exhibits to the Memorandum present fairly the financial condition, results of operations and cash flows of the Company, on the basis stated in the Memorandum, at the respective dates and for the respective periods to which they apply, provided that financial statements which are not as of the end of any fiscal year are subject to such adjustments as may be required in the normal course of preparation of annual financial statements. Said statements and related notes and schedules have been prepared in accordance with generally accepted accounting principles applied on a basis which is consistent during the periods involved. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all material respects with generally accepted accounting principles applied on a basis which is consistent during the periods involved.

         (j) Subsequent to the respective dates as of which information is set forth in the Memorandum and to and including each Closing Date, except as set forth in or contemplated by the Memorandum, (i) the Company has not incurred and will not have incurred any material liabilities or obligations, direct or contingent, and has not entered into and will not have entered into any material transactions other than as contemplated in the Memorandum except in the ordinary course of business, (ii) the Company has not and will not have paid or declared any dividends or have made any other distribution on its capital stock; (iii) there has not been any material change in the capital stock of, or any incurrence of long-term debt by, the Company; (iv) the Company has not issued any warrants, options or other rights to purchase any securities of the Company; and (v) there has not been and will not have been any material adverse change in the business, financial condition or results of operations of the Company, or in the book value of the assets of the Company, arising for any reason whatsoever.

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         (k) Except as set forth in the Memorandum, there is not now pending or, to the knowledge of the Company, threatened, any material action, suit, proceeding, inquiry, arbitration or investigation against the Company or any of its officers of directors, nor, to the knowledge of the Company, any such material action, suit proceeding, inquiry, arbitration, or investigation, which might result in any material adverse change in the condition (financial or otherwise), business prospects, net worth, or properties of the Company.

         (l) Except as disclosed in the Memorandum, the Company has filed (taking into account all available extensions) all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon; and there is no tax deficiency which has been or to the knowledge of the Company might be asserted against the Company that has not been provided for in the financial statements.

         (m) Except to the extent that it will not cause a material adverse change, the Company has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its business or the ownership of its property as described in the Memorandum and is in all material respects complying therewith and owns or possesses adequate right to use all material patents, patent applications trademarks, service marks, trade-names, trademark registrations, service mark registrations, copyrights, and licenses necessary for the conduct of such business and has not received any notice of conflict with the asserted rights of others in respect thereof. To the best knowledge of the Company, none of the activities or business of the Company are in violation of, or cause the Company to violate, any law, rule, regulation or order of the United States, any state, county or locality, or of any agency or body of the United States or of any state, county or locality, the violation of which would have a material adverse impact upon the condition (financial or otherwise), business, property, prospective results of operations, or net worth of the Company.

         (n) Except to the extent that it will not cause a material adverse change, the Company has not, directly or indirectly, at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution, in violation of law or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments or contributions required or allowed by applicable law.

         (o) On the Closing Date, all transfer or other taxes (including franchise, capital stock or other tax, other than income taxes, imposed by any jurisdiction) if any, which are required to be paid in connection with the sale and transfer of the Securities will have been fully paid or provided for by the Company and all laws imposing such taxes will have been fully complied with.

         (p) Except as set forth in or contemplated by the Memorandum, the Company does not have (and on the last Closing Date will not have), any material contingent liabilities outside the ordinary course of business not disclosed in the Memorandum.

         (q) Except as described in the Memorandum, the Company has no subsidiary corporations. The Company does not have any equity interest in any partnership, joint venture, association or other entity except as disclosed in the Memorandum.

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         (r) The Company is in compliance in all material respects with all federal, state and local laws and regulations respecting the employment of its employees and employment practices, terms and conditions of employment and wages and hours relating thereto. To the Company's knowledge, there are no pending investigations involving the Company by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state or local laws and regulations. To the Company's knowledge, there is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or to the knowledge of the Company, threatened against or involving the Company or any predecessor entity. No question concerning representation exists respecting the employees of the Company and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company, if any.

         (s) Based upon written representations received from the officers and directors of the Company, except as disclosed in the Memorandum, during the past five years, none of the current officers or directors of the Company have been:

                  (1) The subject of a petition under the federal bankruptcy laws or any state insolvency law filed by or against them, or by a receiver, fiscal agent or similar officer appointed by a court for their business or property, or any partnership in which any or them was a general partner at or within two years before the time of such filing, or any corporation or business association of which any of them was an executive officer at or within two years before the time of such filing;

                  (2) Convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

                  (3) The subject of any order, judgment, or decree not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any of them from, or otherwise limiting, any of the following activities:

                           (i) acting as a futures commission merchant,
                  introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity;

                           (ii) engaging in any type of business practice; or

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                           (iii) engaging in any activity in connection with the
                  purchase or sale of any security or commodity or in connection with any violation of federal or state securities law or federal commodity laws.

                  (4) The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated of any federal or state authority barring, suspending or otherwise limiting for more than sixty
         (60) days their right to engage in any activity described in paragraph
         (3)(i) above, or be associated with persons engaged in any such activity;

                  (5) Found by any court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

                  (6) Found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

         2. APPOINTMENT OF SELLING AGENT TO SELL THE SECURITIES.

         (a) Subject to the terms and conditions of this Agreement and based upon the representations, warranties and agreements herein contained, the Company hereby appoints the undersigned Selling Agent as an agent of the Company, until the last Closing Date, to find qualified purchasers for the Securities in accordance with the Act and the Rules and Regulations, who shall be accredited investors as that term is defined in Rule 501 of Regulation D under the Act, and the Selling Agent, on the basis of the representations and warranties of the Company herein, accepts such appointment and agrees to use its best efforts to find qualified purchasers for the Securities in accordance with the Act and the Rules and Regulations. The price at which the Selling Agent shall sell the Securities to the public, as agent for the Company, shall be $1.00 per Share (the "Offering Price"), which Shares shall be offered with a minimum purchase of $10,000.00, unless the Company shall otherwise agree. The Company shall pay a commission of ten percent (10%) of the Offering Price to the Selling Agent with respect to each Share sold in the Offering by such Selling Agent. The Company reserves the right to make the final determination as to whether any purchasers found by the Selling Agent are qualified purchasers in accordance with the requirements set forth in the Memorandum, and to reject the subscriptions of any purchasers the Company deems not be so qualified.

         (b) The Selling Agent shall use its best efforts to find qualified purchasers for the Securities on behalf of the Company, and the Selling Agent will instruct investors to make all remittances payable to the Company's counsel. Any and all funds received from such sale, without any deduction therefrom whatsoever, including, but not limited to, any commission or any dealer concession or otherwise, shall be held by counsel until the Closing Date and the last Closing Date. The proceeds from the Offering shall be released from the escrow account pursuant to a disbursement letter executed by the Selling Agent and the Company. The Selling

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Agent shall receive compensation relating to sales of Securities sold on each
Closing Date directly from the Company's counsel.

         (c) As further compensation to the Selling Agent, the Company will issue to the Selling Agent warrants to acquire an amount of the Company's common stock at an exercise price of $1.50 per share, equal to ten percent (10%) of the total number of shares of the Company's common stock sold in the Offering by such Selling Agent.

         3. DELIVERY OF THE SECURITIES.

         Delivery of the Securities sold by the Selling Agent shall take place at the principal office of the Selling Agent (or at such other place as may be designated by the Selling Agent), on such date after the last Closing Date as the Selling Agent shall designate.

         4. OFFERING THE SECURITIES ON BEHALF OF THE COMPANY.

         It is understood that the Selling Agent proposes to find qualified purchasers for the Securities in private sales exempt from registration under the Act as contemplated in the Memorandum, solely as agent for the Company, upon the terms and conditions set forth in the Memorandum. The Selling Agent shall commence making such offer as agent for the Company on the Effective Date, or as soon thereafter as the Selling Agent and the Company deem advisable.

         5. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Selling Agent that:

         (a) The Company authorizes the Selling Agent to use the Memorandum in connection with the sale of the Securities during the offering period and until the last Closing Date, in compliance with the Act and the Rules and Regulations, and for such period as in the opinion of counsel to the Company and the Selling Agent the use thereof is required to comply with the applicable provisions of the Act and the Rules and Regulations. If at any time within the offering period, there occurs an event of which the Company has knowledge and which in the opinion of counsel for the Company or counsel for the Selling Agent should be set forth in a supplement to the Memorandum in order to make the statements therein not then misleading, in light of the circumstances existing at the time the Memorandum is required to be delivered to a purchaser of the Securities, or in case it shall be necessary to amend or supplement the Memorandum to comply with law or with the Act and the Rules and Regulations, the Company will notify the Selling Agent promptly and forthwith prepare and furnish to the Selling Agent copies of such amended Memorandum or of such supplement to be attached to the Memorandum, in such quantities as the Selling Agent may reasonably request, in order that the Memorandum, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material facts necessary in order to make the statements in the Memorandum, in the light of the circumstances under which they are made, not misleading. The preparation and furnishing of any such amendment or supplement to the Memorandum shall be without expense to the Selling Agent. After notice by the Company to the Selling Agent of the requirement for amendment or supplement to the Memorandum in accordance with this paragraph, the Selling Agent agrees that it will not

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deliver further copies of the Memorandum to any prospective purchaser until the appropriate amendment or supplement has been supplied by the Company.

         The Company will comply with the Act, the Rules and Regulations thereunder, and the provisions of the Securities Exchange Act of 1934 (the "1934 Act") and the rules and regulations thereunder in connection with the offering and issuance of the Securities.

         (b) The Company will, at its sole cost and expense, use its best efforts to qualify and register the Securities for sale under the securities or "blue sky" laws of such jurisdictions as are reasonably requested by the Selling Agent, and will make such applications and furnish such information as may be required for that purpose and to comply with such laws, provided the Company shall not be required to qualify as a foreign corporation or a dealer in securities or to execute a general consent to service of process in any jurisdiction in order to qualify the offering or sale of the Securities in such jurisdiction. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as the Selling Agent may reasonably request, until the last Closing Date.

         (c) After the Closing Date, the Company, at its expense, will furnish to the Selling Agent, and if practicable, to the purchasers of the Securities, during the period ending three (3) years from the Closing Date, (i) as soon as practicable after the end of each fiscal year, a balance sheet of the Company and any of its subsidiaries, as at the end of each fiscal year, together with statements of income, surplus and source and application of funds of the Company, and any subsidiaries for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of independent accountants; (ii) as soon as they are available, a copy of all reports (financial or other) mailed to security holders of the Company; (iii) as soon as they are available, a copy of all non-confidential reports, including annual reports, periodic reports and financial statements, furnished to or filed with the Commission under the Act and the 1934 Act; (iv) copies of each press release, news item and article with respect to the Company's affairs publicly released by the Company; and (v) such other information as the Selling Agent may from time to time reasonably request.

         (d) In the event the Company has an active subsidiary or subsidiaries, such financial statements referred to in subsection (c) above will be on a consolidated basis to the extent the accounts of the Company and its subsidiary or subsidiaries are consolidated in reports furnished to its stockholders generally.

         (e) The Company will apply the net proceeds from the sale of the Securities substantially in accordance with the Company's statements as set forth in the Memorandum.

         (f) Prior to the last Closing Date, the Company will not issue, directly or indirectly, without the Selling Agent's prior consent, any press release or other communication or hold any press conference with respect to the Company, or its activities or the offering of the Securities, other than routine customary advertising of the Company's products and services, and except as required by any applicable law or the directives of any relevant regulatory authority in any relevant jurisdiction.

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         (g) The Company shall continue to employ the services of a firm of independent certified public accountants reasonably acceptable to the Selling Agent in connection with the preparation of the financial statements to be included in any disclosure document, or any amendment or supplement thereto during the offering period. In that regard, BDO Seidman and any Big 4 firm are hereby approved.

         (h) The Company will not use any of the proceeds of the Offering to repay any principal of any debt due from the Company to any officers, directors or employees, and any of their respective family members (including, but not limited to, parents, children and/or siblings).

         6. CONDITIONS OF SELLING AGENT'S OBLIGATION. The obligations of the Selling Agent to act as agent for the Company are subject, as of the date hereof and as of each Closing Date, to the continuing accuracy of, and compliance with, the representations and warranties of the Company herein, to the accuracy of statements of officers of the Company made to the Selling Agent pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

         (a) Since the date as of which information is presented in the Memorandum; (i) there shall not have been any material adverse change in the capital stock or other securities of the Company or any material adverse change in the long-term debt of the Company except as set forth in or contemplated by the Memorandum; (ii) there shall not have been any material adverse change in the general affairs, business, properties or condition (financial or otherwise), management, or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Memorandum; (iii) the Company shall not have sustained any material interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Memorandum; and (iv) neither the Memorandum nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstance under which they are made, not misleading. The Selling Agent's obligations to find qualified purchasers under this Agreement shall cease, if in the judgment of the Selling Agent, any such development referred to in clauses
(i), (ii), (iii) or (iv) makes it impracticable or inadvisable to consummate the sale and delivery of the Securities by the Selling Agent.

         (b) At each Closing Date, except as set forth in the Memorandum, there is not pending or, to the knowledge of the Company, threatened, any material action, suit, proceeding, inquiry, arbitration or investigation against the Company or any of the officers of directors of the Company, nor, to the Company's knowledge, any such material action, suit, proceeding, inquiry, arbitration, or investigation, which might materially and adversely affect the condition (financial or otherwise), business prospects, net worth, or properties of the Company.

         (c) Each of the representations and warranties of the Company contained herein shall be true and correct as of this date and at each Closing Date as if made at the Closing Date, and all covenants and agreements herein contained to be performed on the part of the Company and all

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conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

         (d) The Selling Agent shall have received, as of the last Closing Date, a certificate dated as of the last Closing Date, signed by the Chief Executive Officer of the Company, certifying that:

                  (i) He has carefully examined the Memorandum and, to the best of his knowledge, neither the Memorandum nor any amendment or supplement thereto contains an untrue statement of any material fact or omits to state any material fact required to be stated therein or necessary to make the statement therein in light of the context in which they were made, not misleading; and since the Effective Date, to the best of his knowledge, there has occurred no event required to be set forth in an amendment or supplement to the Memorandum which has not been so set forth;

                  (ii) Since the respective dates as of which information is given in the Memorandum, there has not been any material adverse change in the condition of the Company, financial or otherwise, or in the results of its operations, except as reflected in or contemplated by the Memorandum;

                  (iii) Each of the representations and warranties set forth in the Selling Agent Agreement are true and correct as of the Effective Date and as of each Closing Date, and the Company has complied with all of its agreements and performed all of its obligations under the Selling Agent Agreement;

                  (iv) The Company is not delinquent in the filing of any United States or other tax return (after taking into account all available extensions) or the payment of any United States or other taxes (except as disclosed in writing to the Selling Agent); he knows of no proposed redetermination or re-assessment of taxes adverse to the Company, and the Company has paid or provided by adequate reserves for all known tax liabilities;

                  (v) The financial statements and schedules contained in the Memorandum present fairly the financial position of the Company as of the dates thereof, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. Since the respective dates of such financial statements, there have been no material adverse changes in the condition or general affairs of the Company, financial or otherwise, other than as referred to in the Memorandum;

                  (vi) Except as disclosed in the Memorandum, during the past five years he has not been:

                           (1) Subject of a petition under the Federal
                  bankruptcy laws or any state insolvency law filed by or against him, or by a receiver, fiscal agent or similar officer appointed by a court for their business or property, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

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                           (2) Convicted in a criminal proceeding or a named
                  subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

                           (3) The subject of any order, judgment, or decree,
                  not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, any of the following activities:

                           (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures trading commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with any such activity;

                           (ii) engaging in any type of business practice; or

                           (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities law or Federal Commodity Laws.

                           (4) The subject of any order, judgment or decree, not
                  subsequently reversed, suspended or vacated of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days either of his right to engage in any activity described in paragraph (3)(i) above, or be associated with persons engaged in any such activity;

                           (5) Found by any court of competent jurisdiction in a
                  civil action or by the Securities and Exchange Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

                           (6) Found by a court of competent jurisdiction in a
                  civil action or by the Commodity Futures Trading Commission to have violated any Federal Commodities Law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

         (e) If any of the conditions provided for in this Section shall not have been fulfilled as of the date indicated, this Agreement and all obligations of the Selling Agent under this Agreement may be canceled at, or at any time prior to, the last Closing Date by the Selling Agent notifying the Company of such cancellation in writing or by facsimile at or prior to the last Closing Date. Any such cancellation shall be without liability of the Selling Agent to the Company.

         7. REPRESENTATIONS AND WARRANTIES OF THE SELLING AGENT. The Selling Agent hereby represents and warrants to, and agrees with, the Company as to itself as follows:

         (a) Such Selling Agent will not offer or sell any Securities to any investor which the Selling Agent did not have reasonable grounds to believe and did not believe, was an "accredited investor" and otherwise met the suitability standards described in the Memorandum.

         (b) Such Selling Agent will not offer or sell any Securities by means of any form of general solicitation or general advertising, including, without limitation, the following:

                  (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar medium or broadcast over television or radio; and

                  (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         (c) Such Selling Agent is a member in good standing of the NASD or is a registered representative thereof and is licensed to offer and sell the Securities in each jurisdiction in which the Selling Agent has customers to which the Securities are offered and sold.

         (d) Such Selling Agent will only pay a commission to a person licensed to receive such commission in the particular state in which an investor purchasing the Securities resides.

         (e) Such Selling Agent will not provide any written or oral information regarding the Offering other than the Memorandum or other mutually approved Offering materials.

         8. INDEMNIFICATION.

         (a) The Company agrees to indemnify and hold harmless the undersigned Selling Agent and each person, if any, who controls the Selling Agent within the meaning of the Act against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include but not be limited to, all reasonable third-party costs of defense and investigation and all reasonable attorneys' fees), to which the Selling Agent or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of the warranties and representations contained herein, or (ii) any untrue statement or alleged untrue statement of any material fact contained in (a) the Memorandum, or any amendment or supplement thereto,
(b) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company and filed in any state or other jurisdiction in order to qualify any or all of the securities under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in the Memorandum, or any amendment or supplement thereto, or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such cases to the extent, but only to the extent, that any such losses, claim, damages or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Agent specifically for use in the preparation of the Memorandum or any such amendment or supplement thereof or any such Blue Sky Application. This indemnity will be in addition to any liability which the Company may otherwise have.

         (b) Selling Agent will indemnify and hold harmless the Company, each of its directors, each nominee (if any) for director named in the Memorandum, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such director, nominee, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of the warranties and representations contained herein, or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statements or alleged untrue statement or omission or alleged omission was made in the Memorandum, or any amendment or supplement thereto.

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, promptly notify in writing the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party, and it promptly notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or
(ii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and in the reasonable judgment of the indemnified party, based upon a written opinion of its counsel, it is advisable for the indemnified party to be represented by separate counsel (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such indemnified party, which firm shall be designated in writing by the indemnified party). No settlement of any action against an indemnified party shall be made without the consent of the indemnifying party, which shall not be unreasonably withheld in light of all factors of importance to such indemnifying party.

         9. CONTRIBUTION.

         (a) If the indemnification provided for in this Agreement is unavailable to any indemnified party in respect to any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party, as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and by the Selling Agent on the other hand, from the Offering, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Company on the one hand, and of the Selling Agent on the other hand, in connection with any statements or omissions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations; provided, that any contribution hereunder by the Selling Agent shall not exceed the amount of consideration received by the Selling Agent hereunder. The relative benefits received by the Company on the one hand, and by the Selling Agent on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Offering (net of sales commissions, and the non-accountable expense allowance, but before deducting expenses) received by the Company, bear to the commissions and the non-accountable expense allowance received by the Selling Agent. The relative fault of the Company on the one hand, and of the Selling Agent on the other hand, will be determined with reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, and its relative intent, knowledge, access or information and opportunity to correct or prevent such statement or omission. The Company and the Selling Agent agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in this paragraph.

         (b) Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit, or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party ("Contributing Party"), notify the Contributing Party of the commencement thereof, but the omission to so notify the Contributing Party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a Contributing Party or its representative of the commencement thereof within the aforesaid fifteen (15) days, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified. Any such Contributing Party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding which was effected by such party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such Contributing Party. The contribution provisions contained in this Section are intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available.

         10. COSTS AND EXPENSES.

         (a) Whether or not the sale of the Securities by the Company is consummated, the Company will pay all costs and expenses incident to the performance of this Agreement by the Company including but not limited to the fees and expenses of counsel to the Company and of the Company's accountants; the costs and expenses incident to the preparation, printing, filing and distribution of the Memorandum (including the financial statements therein and all amendments and exhibits thereto); all state filing fees, expenses and disbursements and legal fees to counsel in connection with the qualification of the Securities under the state securities or blue sky laws, in such jurisdictions which the Selling Agent shall reasonably designate; the cost of printing the certificates evidencing the Securities; the cost of preparing and delivering to the Selling Agent and its counsel bound volumes containing copies of all documents and appropriate correspondence, and all closing documents; and the fees and disbursements of the transfer agent for the Company's securities. The Company shall pay any and all taxes (including any transfer, franchise, capital stock or other tax imposed by any jurisdiction) on sales hereunder. The Company will also pay all costs and expenses incident to the furnishing of any supplement to be attached to the Memorandum.

         (b) In addition to the foregoing expenses, the Company shall pay to the Selling Agent a non-accountable expense allowance equal to three percent (3%) of the gross proceeds received from the sale of the Securities by the Selling Agent. The Company shall pay such non-accountable expenses due the Selling Agent at such time as the Company remits each payment to the Selling Agent pursuant to paragraph 2(b) of this Agreement. The Selling Agent shall pay all of its expenses relating to the Offering of the Securities.

         (c) Other than as described in the Memorandum, no person is entitled, either directly or indirectly, to compensation from the Company, from the Selling Agent or from any other person for services as a finder in connection with the proposed offering, and each of the Company and the Selling Agent agrees to indemnify and hold harmless the other against any losses, claims, damages or liabilities, joint or several which shall, for all purposes of this Agreement, include, but not be limited to, all third-party costs of defense and investigation and all reasonable attorneys' fees, to which the Selling Agent or the Company may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the claim of any person (other than an employee of the party claiming indemnity) or entity that he or it is entitled to a finder's fee in connection with the proposed offering by reason of such person's or entity's influence or prior contact with the indemnifying party.

         11. CLOSING DATE. The offering will terminate on the last Closing Date, which shall be:

         (a) the Termination Date described in the Memorandum, unless extended by the Company to a later date;

         (b) the date all of the Securities are sold; or

         (c) such earlier date specified in writing by the Company and the Selling Agent (each, a "Closing Date").

         12. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. The respective indemnities, agreements, representations, covenants, conditions, warranties and other statements of the Company and/or its officers and/or directors, where appropriate, and the Selling Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Selling Agent, the Company or any of its officers or directors or any controlling person and will survive delivery of and payment for the Securities and the termination of this Agreement.

         13. NOTICE. All communications hereunder will be in writing and, except as otherwise expressly provided herein, will be mailed, delivered or faxed and confirmed:

If to the Selling Agent:             Greg Breitbart
                                     Newbridge Securities Corporation
                                     1451 W. Cypress Creek Road - Suite 204
                                     Ft. Lauderdale, FL 33309

                                     James St. Clair
                                     ViewTrade Securities, Inc.
                                     7280 West Palmetto Park Road - Suite 105
                                     Boca Raton, FL 33433

If to the Company:                   Roman Briskin, Executive Vice President
                                     Advanced Electronic Support Products, Inc.
                                     1810 N.E. 144th Street
                                     North Miami, FL 33181

With a copy to:                      Philip B. Schwartz, Esq.
                                     Akerman Senterfitt
                                     One SE 3rd Avenue, Suite 2800
                                     Miami, FL 33131

         14. PARTIES IN INTEREST. This Agreement herein set forth is made solely for the benefit of the Selling Agent, the Company and, to the extent expressed, any person controlling the Company or the Selling Agent, and directors of the Company, nominees for directors (if any) named in the Memorandum, its officers, and their respective executors, administrators, successors, assigns and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of the Securities or other securities from the Selling Agent.

         15. APPLICABLE LAW. This Agreement will be governed by, and construed in accordance with, the laws of the State of Florida applicable to agreement made and to be entirely performed within Florida. The parties agree that any action brought by any party against another party in connection with any rights or obligations arising out of this Agreement shall be instituted properly in a federal or state court of competent jurisdiction with venue only in the Seventeenth Judicial Circuit Court in and for Broward County, Florida or the United States District Court for the Southern District of Florida, Ft. Lauderdale Division. A party to this Agreement named as a Defendant in any action brought in connection with this Agreement in any court outside of the above named designated county or district shall have the right to have the venue of said action changed to the above designated county or district or, if necessary, have the case dismissed, requiring the other party to refile such action in an appropriate court in the above designated county or federal district.

         16. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

         17. ENTIRE AGREEMENT. This Agreement and the agreements referred to within this Agreement constitute the entire agreement of the parties, and supersedes all prior agreement, understanding, negotiations and discussions, whether written or oral, of the parties hereto.

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Agreement, whereupon it will become a binding Agreement between the Company and the Selling Agent in accordance with its terms.

                                     Very truly yours,

                                     AESP, INC.


                                     By: /s/ Slav Stein
                                        ----------------------------------------
                                        Slav Stein, Chief Executive Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

                                     NEWBRIDGE SECURITIES CORPORATION


                                     By: /s/
                                        ----------------------------------------


                                     VIEWTRADE SECURITIES, INC.


                                     By: /s/ James St. Clair
                                        ----------------------------------------
                                        James St. Clair, Chief Financial Officer